UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 3, 2013

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendment to Bylaws

On October 3, 2013, the board of directors (the “Board”) of Eastman Chemical Company (the “Company”) amended the Company’s Bylaws and Corporate Governance Guidelines to prohibit third-party director compensation and to add specific director confidentiality provisions.

The text of the Bylaw amendment, marked to show the changes, is filed as Exhibit 3.01 to this Current Report on Form 8-K. A complete copy of the Company’s Bylaws as amended is posted on the Company’s Internet website (www.eastman.com) in the “Investors -- Corporate Governance -- Bylaws” section and will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. A complete copy of the Company’s Corporate Governance Guidelines as amended is posted on the Company’s Internet website (www.eastman.com) in the “Investors -- Corporate Governance - Corporate Governance Guidelines” section.

Item 9.01(d) -- Exhibits

The following exhibit is filed pursuant to Item 9.01(d):
3.01   Text of Amendment to Bylaws

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: /s/ Scott V. King Scott V. King Vice President, Controller and Chief Accounting Officer
Date: October 9, 2013